UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☒	Definitive proxy statement
☐	Confidential, For Use of the Commission Only
(as permitted by 14a-6(e)(2))
☐	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

THE HARTCOURT COMPANIES, INC.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

THE HARTCOURT COMPANIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON STAURDAY, FEBRUARY 24, 2007
10:00 A.M. PACIFIC TIME

Dear Shareholder:

You are invited to attend the Annual Meeting of the Shareholders of The Hartcourt Companies, Inc. (the “Company”), which will be held on Saturday, February 24, 2007, at 10:00 a.m. Pacific Time at the Hyatt Regency San Francisco Airport Hotel, 1333 Bayshore Highway, Burlingame, San Francisco, CA 94010 for the following purposes:

1.	To approve an amendment to the 2005 Stock Option Plan to increase the number of shares of common stock reserved and available for the Plan from 35,000,000 to 70,00,000 shares; and

2.	To transact such other business as may properly come before the meeting.

The foregoing business items are more fully described in the attached Proxy Statement. Shareholders of record at the close of business on Thursday, December 28, 2006 are entitled to notice of, and to vote at, this meeting and any adjournment thereof. If you will not be attending the meeting, we request you submit your proxy as promptly as possible. You may be eligible to vote your shares in a number of ways. You may mark your votes, date, sign and return the Proxy in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

            By order of the Board of Directors,

            Billy Y. N. Wang
            Chairman
Shanghai, China
December 28, 2006

IMPORTANT: Whether you plan to attend the Annual Meeting, you are requested to promptly complete, sign, date, and return the enclosed Proxy in the envelope provided.

THE HARTCOURT COMPANIES, INC.
Room 306, Yong Teng Plaza,
No. 1065, Wu Zhong Road, Shanghai, China 201103
Tel: (86 21) 51521577
Fax: (86 21) 51521579
http://www.hartcourt.com/

__________________

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF SHAREHOLDERS
__________________

The accompanying proxy is solicited by the Board of Directors on behalf of The Hartcourt Companies, Inc., a Utah corporation, for use at the Annual Meeting of Shareholders to be held on Saturday, February 24, 2007 at 10:00 a.m. Pacific time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This meeting will be held at Hyatt Regency San Francisco Airport Hotel, 1333 Bayshore Highway, Burlingame, San Francisco, CA 94010. The date of this Proxy Statement is December 28 2006, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders entitled to vote at the Annual Meeting.

GENERAL

Annual Report

 An annual report, filed on Form 10-K, for the fiscal year ended May 31, 2006, is enclosed with this Proxy Statement.

Voting Securities

Only shareholders of record as of the close of business on December 28, 2006 will be entitled to vote at the meeting and any adjournment thereof. We refer to this date as the “Record Date.” As of December 28, 2006, there were 201,287,549 shares of common stock of the Company issued and outstanding and common stock was the only class of voting securities outstanding. Shareholders may vote in person or in proxy. Each holder of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. A majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

Solicitation of Proxies

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Householding

In an effort to reduce printing costs and postage fees, the Company has adopted a practice approved by the Securities and Exchange Commission. Under this practice, shareholders who have the same address and last name will receive only one copy of the Company’s proxy materials unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: The Hartcourt Companies, Inc., Room 306, Yong Teng Plaza, No. 1065, Wu Zhong Road, Shanghai, China 201103, Attn: Secretary, Tel: (8621) 51521577. You may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of Proposal 1. In addition, unless you withhold such authority, the persons designated on your proxy card will decide how to vote your shares with respect to any other matter that properly comes before the meeting. The Company is not aware of any such proposal as of the date of this document.

Revocability of Proxies

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

1.
Filing a written notice of revocation with the Secretary of Hartcourt, c/o Davis Wright Tremaine LLP, c/o: The Hartcourt Companies, Inc., 505 Montgomery Street, Suite 800, San Francisco CA 94111, Attn: Tom Cervantez;

2.
Filing with the Secretary of Hartcourt, c/o Davis Wright Tremaine LLP, c/o: The Hartcourt Companies, Inc., 505 Montgomery Street, Suite 800, San Francisco CA 94111, Attn: Tom Cervantez a properly executed proxy showing a later date; or

3.	Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “WITHHELD FROM,” “ABSTAIN,” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of Votes Cast for or against a proposal.

Deadline for Receipt of Shareholder Proposals

Requirements for Shareholder Proposals to be Considered for Inclusion in our 2008 Proxy Materials. Shareholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), some shareholder proposals may be eligible for inclusion in our 2008 Proxy Statement. Any such shareholder proposals must be submitted in writing to The Hartcourt Companies, Inc., Attn: Secretary, Room 306, Yong Teng Plaza, No. 1065, Wu Zhong Road, Shanghai, China 201103, no later than May 31, 2007 or the date which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Shareholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a shareholder proposal does not guarantee that it will be included in our 2008 Proxy Statement.

Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. The rules of the SEC also establish a deadline for submission of shareholder proposals that are not intended to be included in our Proxy Statement with respect to discretionary voting. The discretionary vote deadline for the 2008 Annual Meeting is November 12, 2006, or the date which is 45 calendar days prior to the anniversary of the mailing date of this Proxy Statement. If a shareholder gives notice of such a proposal after the discretionary vote deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Annual Meeting.

MANAGEMENT INFORMATION
Executive Officers

Name	Age	Position	Date Held
Victor Zhou	37	Director Acting Chief Executive Officer Chief Executive Officer	Since December 20, 2004 June 1, 2006 - Aug 31, 2006 Since Sept 1, 2006
Yungeng Hu	41	Director Chief Financial Officer & President	Since July 4, 2006 Since June 1, 2006

Executive Officers

VICTOR ZHOU, Chief Executive Officer, age 37, took his position on June 1, 2006. Prior to joining Hartcourt, he was Chairman of Shanghai Hai Ji Investment Development Co., engaging in venture capital investment in China. Previously, Mr. Zhou was Chairman of Shanghai Hai Ji Fixed Assets Investment Co., where he successfully invested in several real estates projects and restructured bad debts of several national commercial banks. Prior to that, Mr. Zhou severed as general manager of Shanghai Assets Management Dept of Huatai Securities, Shanghai business unit, Shenzhen business unit and Nanjing business unit of Huatai Securities sequentially. Mr. Zhou received his BA in Economics from Hunan University and EMBA from China Europe International Business School.

YUNGENG HU, became Chief Financial Officer & President effective on June 1, 2006. Prior to joining Hartcourt, Mr. Hu served as a Managing Director of Investment Banking at CLSA Limited, bringing his substantial experience to the firm’s China operations in the areas of equity capital markets and mergers and acquisitions. Prior to CLSA, Mr. Hu was the General Manager of Hangzhou Hyatt Hotel for two years. Before that, Mr. Hu worked for Chase Manhattan Bank in New York where he helped to restructure Chase’s NPL and other international lending deals. Prior to Chase, he worked for Ministry of Commerce of PRC and Bank of Finland. Mr. Hu holds an MBA from Helsinki School of Economics and a Ph.D from New York University.

As of May 31, 2006, Carrie Hartwick resigned her position as Chief Executive Officer.

Board of Directors

During the year ended May 31, 2006, the Board held nine meetings. Each director attended at least 75% of the meetings of the Board and the committees on which he or she served.

Compensation Committee

Our Board of Directors adopted a written charter for the Compensation Committee in March 2004. The Compensation Committee’s function is to determine the appropriate policy for the Company’s executive pay and benefit programs, review the performance of the senior executive officers, discharge the Board’s responsibilities relating to compensation of the Company’s executives, and produce a report on executive compensation for inclusion in the Company’s annual report in accordance with applicable rules and regulations. Additionally, our Compensation Committee reviews, makes recommendations, maintains, and implements options grants approved by the Board of Directors. Dr. Billy Wang and Mr. Geoffrey Wei, each of whom is “independent” under applicable securities laws, comprise the membership of this committee. During the year ended May 31, 2006, the Compensation Committee held one meeting jointly with Board meetings. For additional information regarding the Compensation Committee, see "Compensation Committee Report" in this Proxy Statement.

Nomination Committee

Our Board of Directors formed a Nomination Committee and adopted its written charter in March 2004. The Nomination Committee’s function is to assist the Board of Directors in fulfilling its responsibilities to shareholders to ensure that at all times the composition, structure, and operation of the Board is of the highest standard. Mr. Geoffrey Wei and Mr. Wilson Li, each of whom is “independent” under applicable securities laws, comprise the membership of this committee. During the year ended May 31, 2006, the Nomination Committee held one meeting jointly with Board meetings.

Policy for Director Recommendations and Nominations. The Nomination Committee considers candidates for Board membership suggested by members of our Board of Directors, management, and shareholders. It is the policy of the Nomination Committee to consider recommendations for candidates to our Board of Directors from shareholders who have submitted: the candidate’s name; home and business contact information; detailed biographical data and qualifications; information regarding any relationships between the candidate and the Company within the last three years; and evidence of the nominating person’s ownership or beneficial ownership of the Company stock and amount of stock holdings. The Nomination Committee will consider persons recommended by our shareholders in the same manner as a nominee recommended by our Board of Directors, individual Board members, or management.

In addition, a shareholder may nominate a person directly for election to our Board of Directors at an annual meeting of our shareholders provided the shareholder meets the requirements set forth the rules and regulations of the Securities and Exchange Commission related to shareholder proposals. The process for properly submitting a shareholder proposal, including a proposal to nominate a person for election to our Board of Directors at an annual meeting, is described above in the section entitled “Deadline for Receipt of Shareholder Proposals.”

Where the Nomination Committee has either identified a prospective nominee or determines that an additional or replacement director is required, the Nomination Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management. In its evaluation of director candidates, including the members of our Board of Directors eligible for re-election, the Nomination Committee considers a number of factors, including the following:

•	the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board; and

•	such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

In connection with its evaluation, the Nomination Committee determines whether it will interview potential nominees. After completing the evaluation and review, the Nomination Committee approves the nominees for election to our Board of Directors.

Audit Committee

The Audit Committee’s function is to review with the Company’s independent public accountants and management the annual financial statements and independent public accountants’ opinion. Its responsibilities include reviewing the scope and results of the examination of the Company’s financial statements by the independent public accountants, approving all professional services performed by the independent public accountants and all related fees paid in connection with such services and hiring, terminating and retaining the independent public accountants. Additionally, the Committee periodically reviews the Company’s accounting policies, internal accounting and financial controls. During the year ended May 31, 2006, the Audit Committee held four meetings jointly with Board meetings.

Our Board of Directors adopted a written charter for the Audit Committee in March 2004. Our Audit Committee currently consists of Mr. Wilson Li and Dr. Billy Wang. Our Board of Directors has determined that Wilson Li is an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. Our Board of Directors has determined that Wilson Li and Billy Wang are “independent,” pursuant to the listing requirements of The Nasdaq Stock Exchange. Wilson Li serves as chairman of our Audit Committee. For additional information regarding the Audit Committee, see “Audit Committee Report Year Ended May 31, 2006.” The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented) and has discussed the independent accountant’s independence. Based on the review and discussions with management, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

Shareholder Communications with Our Board Directors

Shareholders may communicate directly with our Board of Directors by writing to them: c/o The Hartcourt Companies, Inc., Room 306, Yong Teng Plaza, No. 1065, Wu Zhong Raod, Shanghai, China 201103. Unless the communication is marked “confidential”, our Secretary will monitor these communications and provide appropriate summaries of all received messages to the chairperson of our Nomination Committee. Any shareholder communication marked “confidential” will be logged as “received,” but will not be reviewed by the Secretary. Such confidential correspondence will be immediately forwarded to the Chairperson of the Nomination Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Secretary will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in the Company’s shareholder communications log.

Policy Regarding Board Attendance at the Annual Meeting

We encourage each of our directors to attend the annual meeting of shareholders. Two of our directors attended last year’s annual meeting of shareholders.

Certain Relationships and Related Transactions

On September 1, 2006, the Board of Directors of the Company promoted Mr. Victor Zhou to be the Chief Executive Officer. The Company signed the new employment contract with Mr. Victor Zhou on September 1, 2006. The compensation includes an annual base salary of $100,000 in cash, plus the grant of options to purchase 11,000,000 shares of our common stock at a price of US$0.05 per share according to the following vesting schedule and subject to approval by our shareholders of a proposal to increase the number of shares of common stock available for issuance under our 2005 Stock Option Plan (Proposal 1): (i) 7,500,000 stock options vest in increments of 1,875,000 shares every six months; (ii) 2,000,000 stock options vest upon each successful new business acquisition of the Company, and (iii) 1,500,000 stock options vest upon each full profitable year.

On December 5, 2006, the Compensation Committee unanimously resolved a resolution to raise Mr. Zhou’s annual base salary from $100,000 to $150,000 effective September 1, 2006. The options remain unchanged.

On May 31, 2006, the Board of Directors of the Company appointed Mr. Yungeng Hu to be the President & Chief Financial Officer, effective on June 1, 2006. The compensation includes an annual base salary of $150,000 in cash, plus the grant of options to purchase 11,000,000 shares of our common stock at a price of US$0.04 per share according to the following vesting schedule and subject to shareholder approval of Proposal 1: (i) 7,500,000 stock options vest in increments of 1,875,000 every six months, (ii) 2,000,000 stock options vest upon each successful new business acquisition of the Company, and (iii) 1,500,000 stock options vest upon each full profitable year.

In August 2006, the Company granted options to acquire one million shares of our common stock to each independent Director as compensation of their services with exercise price of US$0.05 per share, 1 year vesting period and exercisable within 5 years time after vesting.

On July 4, 2006, the Company granted options to acquire five million shares of our common stock with an exercise price of US$0.04 per share to Dr. Billy Wang and agreed to pay him US$50,000 per year for his service on Chairman of the Board for fiscal year 2007. The options will vest on Sept 28 2007 and are exercisable within 5 years time after vesting. On December 6, the Board of Directors realized that the exercise price of $0.04 was incorrect and, based on the fair market value of the Company’s stock at that time, the exercise price should have been $0.05. The option has been amended to reflect the new exercise price.

On March 9, 2005, we entered into an employment agreement with Ms. Hartwick. The agreement provided for annual salary of US$150,000 in cash, plus the grant of options to purchase up to 15 million shares of our common stock at a price of US$0.09 per share. Pursuant to the terms of the option, (i) options to purchase 7,500,000 shares of our common stock vested on April 3, 2005, (ii) options to purchase 6,000,000 shares of our common stock were to vest in two equal installments of 3,000,000 options each upon each new business acquisition of the Company, and (iii) options to purchase 1,500,000 shares of our common stock were to vest upon a full profitable year of the Company. The stock options terminated without exercise after 90 days of her departure on June 1, 2006 from the Company.

On March 8, 2005, the Board approved a compensation package for the Chairman of the Board, Dr. Billy Wang. The compensation package includes an annual payment of US$50,000 effective as of October 1, 2004, the date Mr. Wang became Chairman of the Board, and options exercisable for 5,000,000 shares of our common stock, of which 2,500,000 shares vested on September 28, 2005 and the remaining shares vested on September 28, 2006.

During 2006, we issued (i) an aggregate of 112,093 restricted shares of common stock valued at US$9,500 to Mr. Li, (ii) an aggregate of 179,107 restricted shares of common stock valued at US$15,125 to Mr. Wei, (iii) an aggregate of 126,906 restricted shares of common stock valued at US$10,250 to Mr. Victor Zhou, (iv) an aggregate of 36,559 restricted shares of common stock valued at US$ 3,625 to Mr. Victor Wang, a former member of our Board of Directors, in lieu of cash compensation for services rendered.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based solely on the Company’s review of such forms furnished to the Company and written representation from certain reporting persons, the Company believes that all such forms were properly and timely filed.

Security Ownership of Certain Beneficial Owners and Management

The following table shows shares of our common stock that we believe are owned as of December 27, 2006 by:

•	Each shareholder owning 5% or more of our common stock,
•	Each Named Executive Officer,
•	Each director, and
•	All current directors and executive officers as a group.

We calculated the “Percent of Class” based on 201,287,549 shares of common stock outstanding on December 27, 2006. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of December 27, 2006 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the number of shares of common stock beneficially owned by that person, as well as the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name & Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Billy Wang	5,193,440(3)	2.5%
Carrie Hartwick	112,973(4)	*
Geoffrey Wei	554,648(5)	*
Victor Zhou	334,576(6)	*
Wilson Li	427,323(7)	*
Yungeng Hu	1,875,000(8)	*
All Executive Officers and Directors as a Group (5 persons)	8,497,960(9)	4.1%
* Indicates ownership of less than 1%.

(1) Unless otherwise indicated, the address for each beneficial owner listed above is c/o The Hartcourt Companies, Inc., Room 306, Yong Teng Plaza, No. 1065, Wu Zhong Road, Shanghai 201103, China.
(2) Unless indicated in the notes, each shareholder has sole voting and investment power for all shares shown, subject to community property laws that may apply to create shared voting and investment power.
(3) Shares beneficially owned by Billy Wang include (a) 193,440 shares of common stock held by Dr. Wang and (b) options to purchase 5,000,000 shares of our common stock, all of which are vested and currently exercisable.
(4) Shares beneficially owned by Ms. Hartwick include (a)112,973 shares of common stock held by Ms. Hartwick. Options granted to Ms. Hartwick terminated upon her resignation.
(5) Shares beneficially owned by Geoffrey Wei include (a) 454,648 shares of common stock held by Mr. Wei and (b) an option to purchase 100,000 shares of our common stock, all of which are vested and currently exercisable.
(6) Shares beneficially owned by Victor Zhou include (a) 234,576 shares of common stock held by Mr. Zhou and (b) options to purchase 100,000 shares of our common stock, all of which are vested and currently exercisable.
(7) Shares beneficially owned by Wilson Li include (a) 327,323 shares of common stock held by Mr. Li and (b) options to purchase 100,000 shares of our common stock and all of which are vested and currently exercisable.
(8) Shares beneficially owned by Yungeng Hu include options to purchase 1,875,000 shares of our common stock and all of which are vested and currently exercisable.
(9) Shares beneficially owned by all Executive Officers and Directors as a group include the shares held by each and options granted as in above (3), (4), (5) (6), (7) and (8).

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table shows the compensation paid or awarded to all individuals serving as our executive officers during our 2006 fiscal year and five month transitional period ended May 31, 2005 and those officers or key employees who were employed during the year ended May 31, 2006 whose total annual salary and bonus during that year exceeded US$100,000.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compensation (US$)(1)	Compensation Awards Securities Underlying Options (#)
Carrie Hartwick, Chief Executive Officer, President and Interim Chief Financial Officer	2006(2)	150,000	-	-	-
	2005(3)	62,500(4)	-	-	15,000,000(5)

Victor Zhou, Acting Chief Executive Officer Chief Executive Officer	2007(6)	100,000			10,000,000(6)
	2007(6)	150,000			11,000,000(6)
Yungeng Hu, Chief Financial Officer & President	2007(7)	150,000			11,000,000(7)

(1) Excludes certain perquisites and other amounts that, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.
(2) Covers the twelve months period from June 1, 2005 through May 31, 2006.
(3) Covers the five month transition period from January 1, 2005 through May 31, 2005.
(4) Total salary payment includes US$31,250 in deferred compensation for services provided in 2005.
(5) On March 9, 2005, we entered into an employment agreement with Ms. Hartwick. The agreement provided for annual salary of US$150,000 in cash, effective as of June 3, 2004, plus the grant of an option to purchase up to 15,000,000 shares of our common stock at a price of US$0.09 per share. Pursuant to the terms of the 15,000,000 share option grant to Ms. Hartwick, (i) options to purchase 7,500,000 shares of our common stock vested on April 3, 2005, (ii) options to purchase 6,000,000 shares of our common stock were to vest in two equal installments of 3,000,000 options each upon each new business acquisition of the Company, and (iii) options to purchase 1,500,000 shares of our common stock were to vest upon a full profitable year of the Company. The options terminated on September 1, 2006, 90 days of her departure on June 1, 2006 from the company.
(6) Mr. Victor Zhou was appointed as acting Chief Executive Officer effective June 1, 2006. His compensation included a monthly salary of $8,333 in cash, plus the grant of options to purchase 10,000,000 shares of our common stock with excise price of $0.04. These options, none of which had vested or been exercised, were replaced by the options granted to him when he was promoted to be the Chief Executive Officer. Effective with this promotion, his annual base salary increased to $100,000, and he was granted replacement options to purchase 11,000,000 shares of our common stock at a price of US$0.05 per share according to the following vesting schedule and subject to approval by our shareholders of Proposal 1: (i) 7,500,000 stock options vest in increments of 1,875,000 every six months, (ii) 2,000,000 stock options vest upon each successful new business acquisition of the Company, and (iii) 1,500,000 stock options vest upon each full profitable year. On December 5, 2006, the Compensation Committee increased Mr. Zhou’s annual base salary to $150,000 effective September 1, 2006. The options remain unchanged.
(7) Mr. Yungeng Hu was appointed as Chief Financial Officer & President effective June 1, 2006. His compensation includes an annual base salary of $150,000 in cash, plus the grant of option to purchase 11,000,000 shares of our common stock at a price of US$0.04 per share according to the following vesting schedule and subject to approval by our shareholders of Proposal 1: (i) 7,500,000 stock options vest in increments of 1,875,000 every six months, (ii) 2,000,000 stock options vest upon each successful new business acquisition of the Company, and (iii) 1,500,000 stock options vest upon each full profitable year.

Employment Contracts and Change of Control Arrangements

The current senior management consists of Victor Zhou and Yungeng Hu. Victor Zhou is the Chief Executive Officer. Yungeng Hu is the Chief Financial Officer & President. Mr. Zhou’s employment agreement provides for a two year term of employment effective until August 31, 2008. Mr. Hu’s employment agreement provides for a two year term of employment effective until May 31, 2008.

On September 1, 2006, the Board of Directors of the Company promoted Mr. Victor Zhou to be the Chief Executive Officer. The compensation includes an annual base salary of $100,000 in cash, plus the grant of option to purchase 11,000,000 shares of our common stock at a price of US$0.05 per share according to the following vesting schedule and subject to approval by our shareholders of Proposal 1: (i) 7,500,000 stock options vest in increments of 1,875,000 every six months, (ii) 2,000,000 stock options vest upon each successful new business acquisition of the Company, and (iii) 1,500,000 stock options vest upon each full profitable year.

On December 5, 2006, the Compensation Committee increased Mr. Zhou’s annual base salary to $150,000 effective September 1, 2006. The options remain unchanged.

On May 31, 2006, the Board of Directors of the Company appointed Mr. Yungeng Hu to be the President & Chief Financial Officer, effective on June 1, 2006. The compensation includes an annual base salary of $150,000 in cash, plus the grant of option to purchase 11,000,000 shares of our common stock at a price of US$0.04 per share according to the following vesting schedule and subject to approval by our shareholders of Proposal 1: (i) 7,500,000 stock options vest in increments of 1,875,000 every six months, (ii) 2,000,000 stock options vest upon each successful new business acquisition of the Company, and (iii) 1,500,000 stock options vest upon each full profitable year.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of Hartcourt’s financial accounting, reporting and controls. We also evaluate the performance and independence of Hartcourt’s independent registered public accounting firm. We operate under a written charter that both the Board and we have approved. We would like to remind our shareholders that we are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting.

Hartcourt’s management is responsible for the preparation, presentation and integrity of Hartcourt’s financial statements, including setting the accounting and financial reporting principles and designing Hartcourt’s system of the internal control over financial report. Hartcourt’s independent registered public accounting firm, Kabani & Company, Inc., is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the consolidated financial statements. We oversee the processes.

We reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2006 with management and the independent registered public accounting firm. We also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended. We received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with Kabani & Company, Inc. their independence.

Based on the reports, discussions and review described in this report, and subject to the limitations on our role and responsibilities referred to in this report and in the charter, we recommended to the Board of Directors that the audited financial statements be included in Hartcourt’s Annual Report on Form 10-K for fiscal 2006. We also selected Kabani & Company, Inc. as our independent registered public accounting firm for fiscal 2007.

AUDIT COMMITTEE MEMBERS
Wilson Li, Chairman
Billy Wang

PROPOSAL NO. 1

APPROVAL OF THE AMENDEMENT TO COMPANY’S 2005 STOCK OPTION PLAN

A total of 35,000,000 shares of our common stock are reserved for issuance under our 2005 Stock Option Plan (the “2005 Plan”). As of December 28, 2006, a total 34,300,000 stock options were granted under 2005 Plan with only 700,000 shares available for future grants or issuances. Therefore, we are asking you to approve the amendment to increase the number of common shares reserved and available under the 2005 Plan from 35,000,000 to 70,000,000 shares. The 2005 Plan is intended to meet Hartcourt’s objective of balancing shareholder concerns about dilution with our need to continue to provide appropriate incentives to achieve company performance objectives. Our Board of Directors believes that the fundamental objectives of a long-term incentive compensation program are to align the interests of management and the shareholders and to create long-term shareholder value. Our Board of Directors believes that the 2005 Plan increases our ability to achieve these objectives by allowing for several different forms of long-term incentive awards, which will help us recruit, reward, motivate and retain talented personnel.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposal. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved. The Company’s named executive officers and directors have an interest in this proposal.

Material Features of the 2005 Stock Option Plan

The material features of the 2005 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2005 Plan. Shareholders are urged to read the actual text of the 2005 Plan in its entirety, which is set forth as Appendix [A] to this proxy statement.

Background and Purpose

The terms of the 2005 Plan provide for the grant of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock-related awards and performance awards that may be settled in cash, stock, or other property.

The purpose of the 2005 Plan is to provide a means by which employees, directors, and consultants of our Company and those of our subsidiaries and other designated affiliates, which we refer to together as our affiliates, may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for our success and the success of our affiliates.

Shares Available for Awards

Assuming approval of Proposal 1, the total number of shares of our common stock subject to awards under the 2005 Plan will be 70,000,000 shares, plus (i) the number of shares with respect to which awards previously granted under the 2005 Plan that terminated without the issuance of the shares or where the shares are forfeited or repurchased; (ii) with respect to awards granted under the 2005 Plan, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award and (iii) the number of shares that are surrendered or withheld in payment of the exercise price of any award or any tax withholding requirements in connection with any award granted under the 2005 Plan.

Limitations on Awards

The 2005 Plan imposes individual limitations on certain awards, in part to comply with Section 162(m) of the U.S. Internal Revenue Code. Under these limitations, no more than 15,000,000 shares of stock may be granted to an individual during any fiscal year pursuant to any awards granted under the 2005 Plan. The maximum amount that may be earned by any one participant as a Performance Award (payable in cash) or other cash award for a performance period is US$5,000,000.

Capitalization Adjustments

In the event that a dividend or other distribution (whether in cash, shares of our common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects our common stock, so that an adjustment, substitution or exchange is determined to be appropriate by the plan administrator (the Board currently acts as the plan administor), then the plan administrator is authorized to adjust the kind and number of (1) the shares available under the 2005 Plan, and (2) subject to limitations on awards described in the preceding paragraph, adjust all outstanding awards, including adjustments to the number of shares and the exercise prices of options and other affected terms of awards. The plan administrator is authorized to adjust performance conditions and other terms of awards in response to unusual or nonrecurring events, or in response to changes in applicable laws, regulations, or accounting principles.

Eligibility

The persons eligible to receive awards under the 2005 Plan consist of officers, directors, employees, and independent contractors of our Company and those of our affiliates. However, incentive stock options may be granted under the 2005 Plan only to our employees, including our officers and those of our affiliates. Options granted to directors may only be non-qualified options.

Administration

Our Board of Directors administers the 2005 Plan unless our Board of Directors delegates administration of the 2005 plan to a committee of our Board of Directors. Together, our Board of Directors and any committee(s) delegated to administer the 2005 plan, including the compensation committee, are referred to as the plan administrator. Our Board of Directors may require, in its discretion, that the committee members to be “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m), and independent as defined by the Nasdaq Stock Exchange or any other national securities exchange on which any of our securities may be listed for trading in the future. Subject to the terms of the 2005 Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2005 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2005 Plan. The plan administrator may amend the terms of outstanding awards, in its discretion; provided that any amendment that adversely affects the rights of the award recipient must receive the approval of such recipient and any amendment to reduce the exercise price of stock options or stock appreciation rights will be subject to shareholder approval.

Stock options and stock appreciation rights

The plan administrator is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, and non-qualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an option or stock appreciation right must not be less than the fair market value of a share of our common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no ISO may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the plan administrator, including cash, shares (so long as the plan administrator determines that the payment with shares will not cause a financial accounting charge), and outstanding awards or other property having a fair market value equal to the exercise price. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.

Restricted Stock and Stock Units

The plan administrator is authorized to grant restricted stock and stock units. Restricted stock is a grant of shares of our common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of one of our shareholders, unless otherwise determined by the plan administrator. An award of a stock unit confers upon a participant the right to receive shares of our common stock at the end of a specified period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified period. Prior to settlement, an award of a stock unit carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The plan administrator is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the plan administrator.

Bonus Stock and Awards in Lieu of Cash Obligations

The plan administrator is authorized to grant shares of our common stock as a bonus free of restrictions for services performed for the company or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the 2005 Plan or other plans or compensatory arrangements, subject to such terms as the plan administrator may specify.

Other Stock-Based Awards

The plan administrator is authorized to grant awards under the 2005 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the plan administrator. In addition, the 2005 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be “covered employees” (as defined below) may, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as “performance-based” compensation not subject to the limitation on tax deductibility by us under Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the Commission. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by a committee rather than our Board of Directors.

Subject to the requirements of the 2005 Plan, the plan administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria based on our consolidated financial statements, and/or those of our affiliates, or for our business units and/or those of our affiliates (except with respect to the total shareholder return and earnings per share criteria), will be used by the plan administrator in establishing performance goals for such Performance Awards (including for awards designed to comply with the performance-based compensation exception to Section 162(m)): (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income, pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation~~,~~ and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest incomer or expense, unusual items and income taxes, local , state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. For covered employees, the performance goals and the determination of their achievement shall be made in accordance with Section 162(m).

Other Terms of Awards

Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the plan administrator. Awards under the 2005 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The plan administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the plan administrator may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The plan administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2005 plan. The plan administrator may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2005 plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the plan administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable legal restrictions.

The plan administrator may cancel awards granted under the 2005 Plan in exchange for a payment of cash or other property. The plan administrator, in its sole discretion, will determine the terms of any exchange of or purchase of an award.

Acceleration of Vesting; Change in Control

The plan administrator, in its discretion, may accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a “change in control,” as defined in the 2005 Plan. In addition, the plan administrator may provide in an award agreement that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any “change in control.” The award agreement may provide for the vesting of an award upon a change of control, including vesting if a participant is terminated by us or our successor without “cause” or terminates for “good reason.”

To the extent we undergo a corporate transaction, the 2005 Plan provides that outstanding awards may be assumed, substituted for or continued in accordance with their terms. If the awards are not assumed, substituted for or continued, to the extent applicable, such awards will terminate immediately prior to the close of the corporate transaction. Any awards that will terminate immediately prior to the close of the corporate transaction will become fully vested and exercisable, if applicable, immediately prior to and contingent upon the effective time of the corporate transaction. The plan administrator may, in its discretion, either cancel the outstanding awards in exchange for a cash payment or vest all or part of the award contingent on the corporate transaction.

Amendment and Termination

Our Board of Directors may amend, alter, suspend, discontinue, or terminate the 2005 Plan or the plan administrator’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the 2005 Plan will terminate on the earlier of (1) ten years after the later of (x) its adoption by our Board of Directors, and (y) the approval of an increase in the number of shares reserved under the 2005 Plan by our Board of Directors (contingent upon such increase being approved by our shareholders) and (2) such time as no shares of our common stock remain available for issuance under the 2005 Plan and we have no further rights or obligations with respect to outstanding awards under the 2005 plan. Amendments to the 2005 Plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.

Federal Income Tax Consequences of Awards

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2005 Plan is not qualified under the revisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

Generally, there is no taxation upon the grant of a nonqualified stock option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The 2005 Plan provides for the grant of stock options that qualify as “incentive stock options,” which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options, which we refer to as tandem stock appreciation rights, under the 2005 Plan.

With respect to stand-alone stock appreciation rights, where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date; and if the recipient receives the appreciation inherent in the stock appreciation rights in shares of our common stock, the recipient will recognize ordinary compensation income equal to the fair market value of the stock on the day it is received. If the recipient receives the appreciation inherent in the stock appreciation rights in cash and the stock appreciation right has been structured to conform to the requirements of Section 409A of the Code, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.

We have not and do not plan to grant any tandem stock appreciation rights, due to the adverse tax consequences of such awards under Section 409A of the Code.

Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Stock Units

Generally, the recipient of a stock unit will recognize ordinary compensation income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. The stock subject to a stock unit aware may only be delivered upon one of the following events: a fixed calendar date, separation from service, death, disability or a change of control. If delivery occurs on another date, in addition to the tax treatment described above, there will be an additional twenty percent excise tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units, will be the amount paid for such shares plus any ordinary income recognized either when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

Section 162 Limitations

Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds US$1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the Commission.

Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of the Board of Directors consisting solely of “outside directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the 2005 Plan under which the award is granted is approved by shareholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the shareholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

The regulations under Section 162(m) require that the directors who serve as members of the committee must be “outside directors.” The 2005 Plan provides that directors serving on the committee may be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) our current employees or those of one of our affiliates, (ii) our former employees or those of one of our affiliates who is receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) our current and former officers or those of one of our affiliates, (iv) directors currently receiving direct or indirect remuneration from us or one of our affiliates in any capacity other than as a director, and (v) any other person who is not otherwise considered an “outside director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.

Stock Option Plan Benefits

Benefits obtained by our employees under our stock option plans are made on a discretionary basis by the plan administrator. Accordingly, it is not possible to determine the benefits that will be received by our executive officers and our other employees under the 2005 plan in fiscal 2007. As of December 27, 2006, no shares had been issued on the basis of the proposed 2005 Plan subject to this proposal.

During fiscal 2006, 1,000,000 stock options were granted under our 2005 Plan. As of December 27, 2006, total 34,300,000 stock options were granted under 2005 Stock Option Plan.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 27, 2006, including 2005 Plan.

EQUITY COMPENSATION PLAN INFORMATION
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	34,300,000	US$ 0.05	700,000
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	34,300,000	US$ 0.05	700,000

Vote Required

Approval of this Proposal 1 will require the affirmative vote of the holders of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

The Board of Directors recommends that shareholders vote “FOR” the proposal to amend the 2005 Plan as outlined above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL 1.

REPORT OF THE COMPENSATION COMMITTEE

The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is composed of Non-Employee Directors, is responsible for approving and reporting to the Board on all elements of compensation for the executive officers of the Company. The Compensation Committee has furnished the following report on executive compensation for the fiscal year ended May 31, 2006. The Compensation Committee held one meeting jointly with Board meetings during fiscal year 2006.

As part of its duties, the Compensation Committee reviews compensation levels of the executive officers to confirm that compensation is in line with performance and industry practices. The goal of the committee is to ensure the compensation practices of the Company are sufficient to: (i) enable the Company to attract, retain and motivate the most qualified talent who contribute to the long-term success of the Company; (ii) align compensation with business objectives and performance; and (iii) align incentives for executive officers with the interest of shareholders in maximizing shareholder value. The Company emphasizes performance-based compensation that is competitive with the marketplace, and the importance of clearly communicating performance objectives. The Company intends to review its compensation practices, as needed, by comparing them to surveys of relevant competitors and set objective compensation parameters based on this review. Compensation policies also reflect the competition for executive talent and the unique challenges and opportunities facing the Company in our market.

The Company's compensation program for all employees includes both cash and equity-based elements. Because it is directly linked to the interest of our shareholders, equity-based compensation is emphasized in the design of the Company's compensation programs. Consistent with competitive practices, the Company utilizes a cash bonus plan based on achievement of financial performance objectives.

Cash Compensation

Salary. The Company sets a base salary range for each executive officer, including the Chief Executive Officer, Chief Financial Officer & President, by reviewing the base salary for comparable positions of a broad peer group, including companies similar in size and business that compete with the Company in the recruitment and retention of senior personnel. Individual salaries for each executive officer are set based on experience, performance and contribution to the Company's results, as well as our financial performance.

Cash Bonuses. Selected employees and executive officers are eligible to participate in the Company's cash bonus plan, with executive employee bonuses determined by the Compensation Committee of the Board of Directors. This plan provides cash awards for meeting certain performance goals, based on a matrix in which 100% or more of target may be achieved only if the Company's results meet targets. Individual bonus amounts are determined by company performance and the employee's direct responsibilities and their impact on the Company's results. The corporate financial goals are based on the approved operating plan and any periodic updates thereto.

Equity-Based Compensation

Initial or "new-hire" options are granted to executive officers when they first join the Company. In addition, restricted stock may be sold to certain executive officers when they first join the Company. Thereafter, options may be granted and restricted stock may be sold to each executive officer from time to time based on performance. To enhance retention, options granted and restricted stock sold to executive officers are subject to vesting restrictions that generally lapse over four years. The amount of actual options granted depends on the individual's level of responsibility and a review of stock option grants of positions at a broad peer group.

Compensation of the Chief Executive Officer, Chief Financial officer & President

When setting the Chief Executive Officer's compensation, the committee does so without such person's attendance. The Chief Executive Officer's salary, bonus and equity grants follow the policies set forth above. In determining Ms. Hartwick's compensation package, the Committee considered compensation practices at other high tech companies with which Hartcourt competes for talent. In determining Mr. Zhou’s compensation package, the Committee considered compensation practices at other education companies with which Hartcourt competes for talent. The committee uses other industries for comparable measures, which have some of the same marketing, sales, research and development and operations challenges.

When setting the Chief Financial Officer & President's compensation, the committee does so without such person's attendance. The Chief Financial Officer & President's salary, bonus and equity grants follow the policies set forth above. In determining Mr. Hu's compensation package, the Committee considered compensation practices at other education companies with which Hartcourt competes for talent. The committee uses other industries for comparable measures, which have some of the same marketing, sales, research and development and operations challenges.

Policy Regarding Deductibility of Compensation

We are required to disclose our policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax, the otherwise allowable deduction for compensation paid or accrued with respect to the chief executive officer and the next four most highly compensated executive officers of a publicly-held company is limited to $1 million per year, unless such compensation is performance-based within the meaning of Section 162(m) and the regulations thereunder.

The committee intends to continue to utilize performance-based compensation in order to minimize the effect of the limits imposed by Section 162(m) and seeks to assure the maximum tax deductibility of all compensation it authorizes. However, the committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the committee recognizes that the loss of a tax deduction may be necessary in some circumstances.

Submitted by:
Compensation Committee
Dr. Billy Wang, Chair
Geoffrey Wei

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

The members of the Compensation Committee are set forth in the preceding section. No interlocking relationships existed during the fiscal year ended May 31, 2006 between our Board of Directors or our Compensation Committee and the Board of Directors and compensation committee of any other company.

STOCK PRICE PERFORMANCE GRAPH

The graph below compares the cumulative total return to shareholders on our common stock with the cumulative total return on the NASDAQ Stock Market Index-U.S. ("NASDAQ US Index") and Morgan Stanley High-Tech Index for the period commencing on December 31, 1999, and ending on December 27, 2006. The following graph assumes the investment of $100 in the Company's common stock and in the two other indices, and reinvestment of all dividends.

The comparisons shown in the graph below are based upon historical data. We consistently caution that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common stock.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings made by us under those statutes, the Compensation Committee Report and stock performance graph shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any of our future filings.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC’s Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

THIS PROXY STATEMENT IS DATED DECEMBER 28, 2006. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE COMPANY SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Proxy Card

THE HARTCOURT COMPANIES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
SATURDAY, FEBRUARY 24, 2007 AT 10:00 A.M.
Hyatt Regency San Francisco Airport Hotel,
1333 Bayshore Highway, Burlingame,
San Francisco, CA 94010

The undersigned hereby appoints Dr. Billy Wang, Victor Zhou and Yungeng Hu, and each of them, as proxies for the undersigned, each with full power of substitution, to represent the undersigned and to vote all shares of common stock of The Hartcourt Companies, Inc. (the “Company”) that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before the Company’s Annual Meeting of Shareholders to be held on February 24, 2007, and at any and all adjournments thereof, as set forth under the heading “Transaction of Other Business” in the accompanying proxy statement.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS. [X]

1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

AMENDMENT TO 2005 STOCK OPTION PLAN TO INCREASE COMMON SHARES RESERVED AND AVAILABLE FOR THE PLAN FROM 35,000,000 TO 70,000,000 SHARES.

☐   FOR                                      ☐   AGAINST                              ☐  ABSTAIN

2. TRANSACT ANY OTHER BUSINESS THAT IS PROPERLY PRESENTED AT THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
     ☐ALLOW ☐ WITHHOLD AUTHORITY TO VOTE ON ANY MATTER BROUGHT BEFORE THE MEETING

I PLAN TO ATTEND HARTCOURT’S 2006 ANNUAL MEETING OF SHAREHOLDERS. Y N

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIEES NAMED HEREIN .

Dated: ________________________, 2007

_____________________________
                                                         Signature

_____________________________
                                                        Signature (Joint Owner)

NOTE: Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a shareholder should give their full title. Please date the proxy.

Appendix A
2005 Stock Option Plan

The Hartcourt Companies, Inc.

2005 Incentive Compensation Plan

1. Purpose. The purpose of this 2005 Incentive Compensation Plan (the “Plan”) is to assist The Hartcourt Companies, Inc., a Utah corporation (the “Company”) and its Related Entities in attracting, motivating, retaining and rewarding high-quality Employees, officers, Directors and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

  (a) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the common stock is listed and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

  (b)“Award” means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

  (c)“Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

  (d) “Board” means the Company’s Board of Directors.

  (e) “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (vi) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (vii) use of alcohol, drugs or other similar substances affecting the Participant’s work performance, or (viii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

  (f) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

  (i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);

  (ii) the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction: (1) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly fifty percent (50%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

  (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or

  (iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply to any Award).

  (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

  (h)“Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors or Consultants.

  (i) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

  (j)“Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

  (k) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

  (i) a sale, lease, exclusive license or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

  (ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

  (iii) a merger, consolidation, reorganization or similar transaction, whether or not the Company is the surviving corporation.

  (l) “Covered Employee” means an Eligible Person who is designated by the Committee as likely to be a “covered employee” within the meaning of Section 162(m) of the Code and the regulations thereunder.

  (m) “Deferred Stock” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

  (n) “Director” means a member of the Board or the board of directors of any Related Entity.

  (o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

  (p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

  (q) “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the stockholders of the Company.

  (r)“Eligible Person” means all Employees (including officers), Directors and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

  (s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

  (t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

  (u) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, on which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

  (v) “Good Reason” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(f), or by reason of the Participant’s Disability as defined in Section 2(o), prior to the Expiration Date; or (v) any reduction in the Participant’s base salary.

  (w) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

  (x) “Non-Employee Director” means a Director of the Company who is not an Employee.

  (y) “Non-Qualified Stock Option” means any Option that does not qualify as an Incentive Stock Option or is designated as a non-qualified stock option.

  (z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

  (aa) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.

  (bb)“Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing fifty percent (50%) or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

  (cc)“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

  (dd) “Performance Award” means a right, granted to an Eligible Person under Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator that will qualify as “performance-based” awards under Section 162(m) of the Code.

  (ee) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 12(d) thereof.

  (ff) “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.

  (gg) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary, directly or indirectly, holds a substantial ownership interest.

  (hh) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

  (ii) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

  (jj) “Shares” means the shares of the Company’s common stock, and the shares of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

  (kk) “Stock” means the Company’s common stock, and such other securities as may be substituted (or resubstituted) for the Company’s common stock pursuant to Section 10(c) hereof.

  (ll) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.

  (mm) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

  (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

  (iii) To amend the Plan or an Award as provided in Section 10(e).

  (iv) To terminate or suspend the Plan as provided in Section 10(e).

  (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or appropriate to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

  (c) Delegation to Committee.

  (i) General. The Board may delegate administration of the Plan to a committee or committees of one (1) or more persons. To the extent required by Applicable Laws, such committee shall be composed (A) of Directors and (B) of the minimum number of persons required by Applicable Laws. The term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

  (ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

  (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(e) Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Phoenix, Arizona. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

(f) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

(a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 11(c) hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall be equal to seventy Million (70,000,000) Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

  (b) Availability of Shares Not Delivered under Awards.

  (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(b)(iv) below.

  (ii) If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares not acquired under such Award shall revert to and again become available for issuance under the Plan, subject to Section 4(b)(iv) below.

  (iii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below.

  (iv) Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Section 422 of the Code that the Plan designate a maximum aggregate number of shares that may be issued.

  (c) Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.

5. Eligibility; Per-Person Award Limitations.

  (a) Eligibility. Awards may be granted under the Plan only to Eligible Persons.

  (b) Per-Person Award Limitations. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted an Award under which more than 15,000,000 Shares could be received by the Participant, subject to adjustment as provided in Section 10(c). In addition, the maximum amount that may be earned as a Performance Award (payable in cash) or other Award (payable or settled in cash) by any one Participant shall be $5,000,000 for each year of the performance period.

  6. Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

(b) Options. The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:

  (i) Option Agreement. Each grant of an Option shall be evidenced by an Option agreement. Such Option agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in an Option agreement. The provisions of the various Option agreements entered into under the Plan need not be identical.

  (ii) Number of Shares. Each Option agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11(c) hereof. The Option agreement shall also specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

  (iii) Exercise Price.

(A) In General. Each Option agreement shall state the per Share price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator; provided, however, that notwithstanding any other provision of the Plan, any Non-Qualified Stock Option granted with an exercise price less than the per Share Fair Market Value on the date of grant shall be structured to avoid the imposition of any excise tax under Section 409A of the Code, unless otherwise specifically determined by the Plan Administrator.

(B) Ten Percent Stockholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Related Entity, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant.

(iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions. The Board or the Committee may determine the methods by which such exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(v) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(1) the Option shall not be exercisable more than ten (10) years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(2) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Non-Qualified Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Non-Qualified Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code.

(vi) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of common stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares, at either (a) the exercise price paid per share, (b) the Fair Market Value or (c) the lower of the exercise price paid per share and the Fair Market Value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

  (c) Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions, which terms and conditions shall be specified in a Stock Appreciation Rights agreement:

  (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.

  (ii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Stock Appreciation Right shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

  (d) Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions, which terms and conditions shall be specified in a Restricted Stock agreement:

  (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Restricted Stock agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

  (ii) Forfeiture. Except as otherwise determined by the Plan Administrator at the time of the grant of the Restricted Stock, upon termination of a Participant’s Continuous Service during the applicable vesting period, the Participant’s Restricted Stock that is at that time subject to vesting or other restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that vesting or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

  (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner, as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

  (iv) Dividends and Splits. As a condition to the grant of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

  (e) Deferred Stock. The Plan Administrator is authorized to grant Deferred Stock to Participants, which are rights to receive Shares, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions, which terms and conditions shall be specified in a Deferred Stock agreement:

  (i) Award and Restrictions. Satisfaction of a Deferred Stock award shall occur upon expiration of the time period specified for such Deferred Stock award by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Deferred Stock may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, Deferred Stock award carries no voting or dividend or other rights associated with Share ownership. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Deferred Stock award shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

  (ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Deferred Stock agreement), the Participant’s Deferred Stock (other than those Deferred Stock subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Deferred Stock agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Deferred Stock.

  (iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock award shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

  (f) Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

(g) Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify. Each Dividend Equivalent award shall be memorialized in a Deferred Stock agreement. Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Dividend Equivalent shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

(h) Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of common stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h). Notwithstanding any other provision of the Plan, unless otherwise exempt from Section 409A of the Code or otherwise specifically determined by the Plan Administrator, each Award granted pursuant to this Section shall be structured to avoid the imposition of any excise tax under Section 409A of the Code.

7. Tax Qualified Performance Awards.

(a) Covered Employees. The Committee, composed in compliance with Section 162(m) of the Code, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 7 shall be applicable to such Award.

(b) Performance Criteria. If an Award is subject to this Section 7, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than twelve (12) months and no longer than five (5) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 7, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 7. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as "performance based compensation" under Section 162(m) of the Code.

  8. Certain Provisions Applicable to Awards or Sales.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

(b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

9. Change in Control; Corporate Transaction.

(a) Change in Control.

  (i) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including if we undergo a Change in Control. In addition, the Plan Administrator may provide in an Award agreement that the performance goals relating to any Award will be deemed to have been met upon the occurrence of any Change in Control.

  (ii) In addition to the terms of Section 10(a)(i) above, the effect of a “change in control,” may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.

(b) Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may either (i) assume, (ii) continue any or all Awards outstanding under the Plan or (iii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction). The Plan Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Plan Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Plan Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted or terminated.

With respect to Restricted Stock and any other Award granted under the Plan that the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction. In addition, the Plan Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

(c) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and Shares subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the Participant Continuous Service has not terminated.

  10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

  (b) Limits on Transferability; Beneficiaries.

  (i) General. Except as provided in an Award agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

  (ii) Permitted Transfer of an Award. The Plan Administrator, in its sole discretion, may permit the transfer of an Award (but not an Incentive Stock Option) to one or more Beneficiaries or other transferees during the lifetime of the Participant, if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

  (c) Adjustments.

  (i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

  (ii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 7 hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Section 162(m) of the Code and regulations thereunder.

  (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders if required under Applicable Laws. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Arizona without giving effect to principles of conflicts of laws, and applicable federal law.

(k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board and stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Applicable Laws, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but no Shares may be issued in the event stockholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of Shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the stockholders to the extent required by Applicable Laws).